UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                -----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 31, 2005


                                   ARGAN, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      001-31756                 13-1947195
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)


      One Church Street, Suite 302, Rockville, MD               20850
       (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (301) 315-0027


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement.

      On January 31, 2005, Argan, Inc. (the "Company") entered into a Debt Subordination Agreement ("Agreement") with Kevin J. Thomas ("Thomas"), Southern Maryland Cable, Inc., a wholly-owned subsidiary of the Company ("SMC," and together with the Company, the "Debtor") and Bank of America, N.A. ("Lender") to reconstitute certain cash consideration that Debtor will owe to Thomas as subordinated debt.

      Debtor entered into a certain Financing and Security Agreement dated as of August 19, 2003, as amended, with Lender whereby Lender extended to Debtor certain loans. On August 31, 2004, with the consent of Lender, the Debtor entered into an Agreement and Plan of Merger (the "Merger Agreement") with AGAX/VLI Acquisition Corporation, a subsidiary of the Company ("AGAX"), Vitarich Laboratories, Inc. ("Vitarich") and Thomas (who was a shareholder of Vitarich), whereby Vitarich merged into AGAX. Pursuant to the Merger Agreement, Thomas is entitled to receive, subject to certain conditions, from Debtor certain additional cash consideration as provided in the Merger Agreement ("Cash Consideration").

      Pursuant to the Agreement, Debtor and Thomas have agreed to reconstitute the Cash Consideration as subordinated debt and in furtherance thereof, the Company has agreed to execute and deliver to Thomas a Subordinated Promissory
Note in an amount equal to the amount that would otherwise be due Thomas as Cash Consideration under the Merger Agreement. Accordingly, under the Agreement, Debtor subordinated all of the Junior Debt (as such term is defined in the Agreement) to the full and final payment of all the Superior Debt (as such term is defined in the Agreement) to the extent provided in the Agreement, and Thomas transferred and assigned to Lender all of his rights, title and interest in the Junior Debt and appointed Lender as his attorney-in-fact for the purposes provided in the Agreement for as long as any of the Superior Debt remains outstanding. Except as otherwise provided in the Agreement and until such time that the Superior Debt is satisfied in full, Debtor shall not, among other things, directly or indirectly, in any way, satisfy any part of the Junior Debt, nor shall Creditor, among other things, enforce any part of the Junior Debt or accept payment from Debtor or any other person for the Junior Debt or give any subordination in respect of the Junior Debt.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      The information described above under Item 1.01 with regard to the Agreement is hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit No.       Description
-----------       -----------
2.1.              Agreement and Plan of Merger, dated as of August 31, 2004, by and between Kevin J. Thomas, Vitarich Laboratories, Inc.,
                  Argan, Inc. and AGAX/VLI Acquisition Corporation (Incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 7, 2004)

10.1 Debt Subordination Agreement dated as of January 31, 2005 by and among Argan, Inc., Kevin J. Thomas, Southern Maryland Cable, Inc. and Bank of America, N.A. (includes as Exhibit A, a Form of Subordinated Term Note)

10.2 Financing and Security Agreement dated as of August 19, 2003 among Puroflow Incorporated Southern Maryland Cable, Inc. and Bank of America, N.A. (Incorporated by reference to Exhibit
                  10.7 to the Company's Form 10-QSB filed with the Securities and Exchange Commission on December 15, 2003)

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ARGAN, INC.


Date: February 4, 2005                           By: /s/ Rainer Bosselmann
                                                    ----------------------------
                                                    Rainer Bosselmann
                                                    Chairman of the Board and
                                                    Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
2.1.              Agreement and Plan of Merger, dated as of August 31, 2004, by and between Kevin J. Thomas, Vitarich Laboratories, Inc.,
                  Argan, Inc. and AGAX/VLI Acquisition Corporation (Incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 7, 2004)

10.1 Debt Subordination Agreement dated as of January 31, 2005 by and among Argan, Inc., Kevin J. Thomas, Southern Maryland Cable, Inc. and Bank of America, N.A. (includes as Exhibit A, a Form of Subordinated Term Note)

10.2 Financing and Security Agreement dated as of August 19, 2003 among Puroflow Incorporated Southern Maryland Cable, Inc. and Bank of America, N.A. (Incorporated by reference to Exhibit
                  10.7 to the Company's Form 10-QSB filed with the Securities and Exchange Commission on December 15, 2003)